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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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LAWSON SOFTWARE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 20, 2004

Dear Stockholder:

        You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Lawson Software, Inc. to be held at Touchstone Energy Place, Meeting Room 10, 175 West Kellogg Boulevard, St. Paul, Minnesota, commencing at 10:00 a.m. Central Daylight Time on Thursday, October 28, 2004.

        The Secretary's formal notice of the meeting and the proxy statement appear on the following pages and describe the matters to come before the meeting. During the meeting, time will be provided for a review of the activities of the past year and items of general interest about the Company.

        As a convenience to stockholders unable to attend the annual meeting in person, we also will be webcasting the meeting. To view the meeting via webcast, go to the Company's web site at http://www.lawson.com/investor and follow the webcast link at the top of that page. Please plan to be at the web site at least 15 minutes prior to the meeting so that you have sufficient time to register and to download and install any necessary software.

        Whether or not you plan to attend the meeting, we urge you to vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope as promptly as possible. You also may vote your shares by telephone or Internet as directed on the enclosed proxy card. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day, and will close at 4:00 p.m. Eastern Daylight Time (3:00 p.m. Central Daylight Time) on October 27, 2004. If you do attend the meeting, you may at that time revoke any proxy previously given and vote in person, if desired.

Sincerely,

John J. Coughlan President and Chief Executive Officer

LAWSON SOFTWARE, INC.
380 Saint Peter Street
St. Paul, Minnesota 55102-1302

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on October 28, 2004

        NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of Lawson Software, Inc. (the "Company") will be held at Touchstone Energy Place, Meeting Room 10, 175 West Kellogg Boulevard, St. Paul, Minnesota, commencing at 10:00 a.m. Central Daylight Time on Thursday, October 28, 2004 for the following purposes:

  1.
  To elect seven directors for the fiscal year ending May 31, 2005;

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending May 31, 2005; and

  3.
  To transact such other business as may properly be brought before the meeting.

        The Board of Directors has fixed September 10, 2004 as the record date for the meeting. Only stockholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting.

        As a convenience to stockholders unable to attend the annual meeting in person, we also will be webcasting the meeting. To view the meeting via webcast, go to the Company's web site at http://www.lawson.com and click on the "investor relations" button, followed by the webcast link at the top of that page. Please plan to be at the web site at least 15 minutes prior to the meeting so that you have sufficient time to register and to download and install any necessary software.

        Your vote is important to ensure a quorum at the meeting. Even if you own only a few shares, and whether or not you expect to be present at the meeting, we urgently request you to mark, date, sign and mail the enclosed proxy card in the postage-paid envelope provided or vote your shares by telephone or Internet as directed on the enclosed proxy card. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day, and will close at 4:00 p.m. Eastern Daylight Time (3:00 p.m. Central Daylight Time) on October 27, 2004. The proxy may be revoked by you at any time prior to the meeting and delivery of your proxy will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors,

Bruce B. McPheeters, Secretary

St. Paul, Minnesota
September 20, 2004

LAWSON SOFTWARE, INC.
380 Saint Peter Street
St. Paul, Minnesota 55102-1302

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
October 28, 2004

SOLICITATION AND REVOCABILITY OF PROXY

        The enclosed proxy is being solicited on behalf of the Board of Directors of Lawson Software, Inc. (the "Company") for use at our 2004 Annual Meeting of Stockholders to be held on October 28, 2004 at 10:00 a.m. Central Daylight Time. The Company will pay the cost of soliciting proxies. In addition to solicitation by mail, some of our officers and regular employees may solicit the return of proxies by telephone, telegram, facsimile or personal interview but will receive no special compensation for these services. Additionally, we may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting materials to their principals, in which case we will reimburse them for their reasonable out-of-pocket expenses.

        Only stockholders of record at the close of business on September 10, 2004 will be entitled to notice of and to vote at the annual meeting. At September 10, 2004, 98,007,394 shares of our common stock, par value $0.01, were issued and outstanding. Each share is entitled to one vote. A stockholder executing a proxy retains the right to revoke the proxy by notice in writing to the Secretary of the Company at any time prior to its use, by filing a duly executed proxy bearing a later date with the Secretary of the Company, by submitting a new proxy by telephone or through the Internet or by revoking the proxy at the annual meeting and voting in person. Proxies in the accompanying form, which are properly executed, duly returned and not revoked, will be voted in the manner specified. If a proxy is properly executed but does not specify any or all choices on it, the proxy will be voted as follows: (a) in favor of the election of the seven nominees for director as described in this proxy statement; (b) in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company; and (c) in the discretion of the persons named in the proxy, as to such other matters as may properly come before the meeting and as to which we did not have knowledge prior to April 30, 2004.

        If an executed proxy is returned and the stockholder has voted "withhold" or "abstain" on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be considered to have been voted in favor of the matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to specified shares to vote on one or more matters, such shares will be considered represented at the meeting for purposes of determining a quorum but not represented at the meeting for purposes of calculating the vote with respect to such matter or matters.

        Our address is 380 St. Peter Street, St. Paul, Minnesota 55102-1302. Our telephone number is (651) 767-7000. The mailing of this proxy statement and form of proxy will commence on or about September 28, 2004.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

Security Ownership of Principal Stockholders

        The following table sets forth information concerning beneficial ownership of our common stock by persons who are known by us to own more than 5% of our common stock outstanding as of August 31, 2004, except as noted below. Except as otherwise noted, the named holders have sole voting and investment power with respect to those shares shown as beneficially owned by them. Unless otherwise indicated, the principal address of each of the stockholders below is c/o Lawson Software, Inc., 380 Saint Peter Street, St. Paul, Minnesota 55102-1302.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (#)	% of Class
John J. Cerullo(1)	18,810,000	19.2%
H. Richard Lawson(2)	14,415,874	14.7
TA Associates, Inc.(3)	7,030,373	7.2

(1)
We have relied upon the information supplied by John J. Cerullo, and Geraldine F. Cerullo in a Form 4 furnished to the Securities and Exchange Commission as of August 12, 2004. Of the shares reported, 14,400,000 shares are held by the Cerullo Family Ltd. Partnership and 4,410,000 shares are held by JGC Investments Limited Partnership. The 18,810,000 shares are beneficially owned by John J. Cerullo and Geraldine F. Cerullo.

(2)
The 14,415,874 shares are beneficially owned by H. Richard Lawson and Patricia Lawson, of which 12,826,303 shares are held by Lawson Family Investment Company, Ltd.

(3)
We have relied upon the information supplied by affiliates of TA Associates, Inc. in a Schedule 13G furnished to us reporting information as of February 13, 2004. Of the shares reported, (a) TA IX L.P. has sole voting and investment power with respect to 5,501,068 shares, (b) TA/Atlantic and Pacific IV L.P. has sole voting and investment power with respect to 1,375,271 shares, (c) TA Investors LLC has sole voting and investment power with respect to 110,022 shares and (d) TA Executives Fund LLC has sole voting and investment power with respect to 44,012 shares.

Security Ownership of Directors, Director Nominees and Executive Officers

        The following table sets forth the number of shares of our common stock beneficially owned at August 31, 2004 (except as noted below) by each of our directors, each director nominee and each of our executive officers named in the Summary Compensation Table included in this Proxy Statement under the caption "Executive Compensation and Other Information" below, and all of our directors, director nominees and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Shares of common stock subject to options currently exercisable or exercisable within 60 days after August 31, 2004 are deemed outstanding for purposes of computing the percentage beneficially owned by the person holding such options but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Unless otherwise indicated, the individuals listed in the table have sole voting and investment power with respect to the shares shown as beneficially owned by them. The principal address of each of the stockholders below is c/o Lawson Software, Inc., 380 Saint Peter Street, St. Paul, Minnesota 55102-1302.

Name and Address of Beneficial Owner	Number of Shares Held	Options Exercisable Within 60 Days	Total	% of Outstanding Shares
H. Richard Lawson(1)	14,415,874	0	14,415,874	14.7%
John J. Coughlan	97,977	2,276,956	2,374,933	2.4
Robert G. Barbieri	8,259	836,555	844,814	*
James F. DeSocio(2)	27,776	42,981	70,757	*
Dean J. Hager	9,648	462,319	471,967	*
Eric C. Morgan(3)	33,791	465,606	499,397	*
David J. Eskra	0	50,000	50,000	*
David R. Hubers	27,740	32,260	60,000	*
Thomas G. Hudson	13,870	46,130	60,000	*
Richard D. Kreysar	0	60,000	60,000	*
Michael A. Rocca	5,000	50,000	55,000	*
All directors, director nominees and executive officers as a group (14 persons)	14,621,806	4,901,992	19,523,798	19.0

*
Represents less than 1% of the total shares outstanding.

(1)
Represents 12,826,303 shares held by Lawson Family Investment Company, Ltd. and 1,589,571 shares held by H. Richard Lawson and Patricia Lawson as tenants in common.

(2)
Mr. DeSocio resigned as an executive officer on June 2, 2004 and his share ownership information is as of that date.

(3)
Mr. Morgan resigned as an executive officer on September 10, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and specified officers and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership of those securities on Form 3 and reports of changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission. Specific due dates for these reports have been established by the Securities and Exchange Commission, and we are required to disclose in this proxy statement any failure to timely file the required reports by these dates. Based solely on our review of the copies of these reports received by us or written representations from reporting persons, we believe that during the fiscal year ended May 31, 2004, all Section 16(a) filing requirements applicable to our officers, directors and greater-than-10% stockholders were complied with in a timely manner.

Item 1: ELECTION OF DIRECTORS

        Our Certificate of Incorporation provides that the number of directors shall be fixed from time to time by the Board of Directors, not to exceed twelve directors. The Board of Directors has currently fixed the number of directors at seven. The Certificate of Incorporation also provides that each director shall be elected each year by the stockholders at the annual meeting of stockholders, to hold office for a term of one year and until a successor is elected and qualified, or until the earlier death, resignation or removal of the director.

        The affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the annual meeting is necessary to elect each nominee.

        Unless authority for one or more of the nominees is withheld, proxies will be voted FOR the election of each of Messrs. Coughlan, Eskra, Hubers, Hudson, Kreysar, Lawson and Rocca.

        We have no reason to expect that any of the nominees will fail to be a candidate at the annual meeting and, therefore, do not have in mind any substitute or substitutes for any of the nominees. If any of the nominees should be unable to serve as a director (which event is not anticipated), proxies will be voted for a substitute nominee or nominees in accordance with the best judgment of the person or persons acting under the proxies.

Current Director Nominees

        John J. Coughlan, age 45, has served as our chief executive officer since February 2001, our president since March 2000, and one of our directors since April 2000. From March 2000 until February 2001, Mr. Coughlan also served as our chief operating officer. From 1987 until March 2000, Mr. Coughlan worked for us in various capacities, most recently as executive vice president of field operations and marketing. Mr. Coughlan is a director of Minnesota Mutual Companies, a financial services company.

        David J. Eskra, age 63, has been a member of the board of directors since October 2002. Mr. Eskra is currently a private investor in technology companies. From 1994 until his retirement in January 2003, Mr. Eskra was a partner with ES Technology, a technology investment partnership. Mr. Eskra was president, from 1992 to 1993, and a director, from 1992 to 1994, of Duplex Products, a business forms company sold to Reynolds & Reynolds in 1994. From 1979 to 1991, Mr. Eskra was president and chief executive officer of Pansophic Systems, Inc., a provider of change management and data retrieval software, sold to Computer Associates International, Inc. in 1991.

        David R. Hubers, age 61, has served as one of our directors since April 2001. From 1965 until his retirement in March 2001, Mr. Hubers was employed at American Express Financial Advisors Inc., a financial services company, serving most recently as its chairman and chief executive officer from 1993 to 2001. Mr. Hubers is a director of Chronimed, Inc., a pharmaceutical distribution company. In addition, he serves on the boards of a number of non-profit organizations.

        Thomas G. Hudson, age 58, has served as one of our directors since June 2001. Mr. Hudson has served as president and chief executive officer of Computer Network Technology Corporation, a designer and manufacturer of high-speed computer networking equipment, since June 1996. He has served as one of its directors since August 1996 and as its chairman of the board since May 1999. From 1993 until June 1996, Mr. Hudson served as senior vice president of McGraw Hill Companies, a leading information service provider, serving as general manager of its F.W. Dodge division, and as senior vice president, corporate development. From 1968 until 1993, Mr. Hudson served in a number of management positions at IBM, serving most recently as vice president, services sector division. Mr. Hudson's IBM career included varied product development, marketing, and strategic responsibilities for IBM's financial services customers and extensive international and large systems experience. Mr. Hudson is also a director of PLATO Learning, Inc., a provider of computer-based and e-learning instruction, assessment and accountability solutions.

        Richard D. Kreysar, age 48, has served as one of our directors since April 2001. Since April 2004, Mr. Kreysar has been president, chief executive officer and a director of Determine Software, Inc., a developer of enterprise software for managing contractual relationships. From June 1998 until his retirement in January 2001, he was president and chief executive officer of Accrue Software, Inc., a publicly held provider of e-business analytic solutions for customer web sites. From January 1997 to May 1998, Mr. Kreysar taught mathematics at the secondary level. From January 1995 to January 1997, Mr. Kreysar was the general manager and vice president of operations at Network Associates, Inc., an enterprise security software company, and from January 1994 to January 1995 he was executive vice president of marketing and sales for Open Vision, a UNIX systems management software company.

From June 1985 to December 1993, Mr. Kreysar was vice president of marketing and sales at Computer Associates International, Inc., an enterprise software company.

        H. Richard Lawson, age 60, is one of our founders and has been one of our directors and an executive officer since our beginning in 1975. Mr. Lawson has served as the chairman of our board of directors since February 2001. From March 2000 until February 2001, Mr. Lawson was our chief executive officer. Prior to that time, Mr. Lawson served as our president and chief operating officer from October 1998 until March 2000 and our chairman from June 1996 until October 1998.

        Michael A. Rocca, age 59, has served as one of our directors since February 2003. From 1994 until his retirement in October 2000, Mr. Rocca was senior vice president and chief financial officer of Mallinckrodt Inc., a $2.7 billion manufacturer of specialty healthcare products. From 1966 to 1994, Mr. Rocca was employed by Honeywell Inc. where he held a number of positions serving as vice president and treasurer from 1992 to 1994 and vice president finance Honeywell Europe in Brussels, Belgium from 1992 to 1994. Mr. Rocca is a director of Ligand Pharmaceuticals, Inc., a biotech company that develops oncology drugs and morphine based pain medications, and St. Jude Medical, a cardiovascular medical technology company.

Stockholder Communications with the Board of Directors

        The Board of Directors has implemented a process by which our stockholders may send written communications to the Board's attention. Any stockholder desiring to communicate with our Board, or one or more of our directors, may send a letter addressed to the Board of Directors, Lawson Software, Inc. c/o Corporate Secretary, 380 St. Peter Street, St. Paul, Minnesota 55102. The Corporate Secretary has been instructed by the Board to promptly forward communications so received to the Chair of the Corporate Governance Committee or the individual Board members specifically addressed in the communication.

Nominations

        Our Corporate Governance Committee is the standing committee responsible for determining the slate of director nominees for election by stockholders, which the committee recommends for consideration by the Board. A copy of our Corporate Governance Committee Charter is available on our corporate website at http://www.lawson.com. All director nominees approved by the Board and all individuals appointed to fill vacancies created between our annual meetings of stockholders are required to stand for election by our stockholders at the next annual meeting.

        Our Corporate Governance Committee may retain the services of a third-party search firm to assist in the identification and evaluation of Board member candidates. Our Corporate Governance Committee determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. Qualification criteria for director nominees are listed in our Corporate Governance Policy, available on our corporate website at http://www.lawson.com. A candidate must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibilities within their chosen fields. In general, candidates will be preferred who are directors of other publicly-held companies or chief executive officers or other senior officers with experience in Lawson's industry and vertical markets. The Corporate Governance Committee will consider these criteria for nominees identified by the Committee, by stockholders, or through other sources. When current Board members are considered for nomination for reelection, the Corporate Governance Committee also takes into consideration their prior contributions to the Company as directors, performance and meeting attendance.

        The Corporate Governance Committee will consider qualified candidates for possible nomination that are submitted by our stockholders. Stockholders may make such a submission by sending the following information to the Corporate Governance Committee c/o Corporate Secretary at the address listed above: (1) name of the candidate and a brief biographical sketch and resume; (2) contact information for the candidate and a document evidencing the candidate's willingness to serve as a director if elected; and (3) a signed statement confirming the submitting stockholder's current status as a stockholder and the number of shares currently held.

        The Corporate Governance Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual's willingness to serve and other background information. This information is evaluated against the criteria described above and in our Corporate Governance Policy, and the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Corporate Governance Committee determines which nominee(s) to recommend to the Board to submit for election at the next annual meeting. The Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

        No candidates for director nominations were submitted to the Corporate Governance Committee by any stockholder in connection with the 2004 annual meeting. Any stockholders desiring to present a nomination for consideration by the Governance Committee prior to our 2005 annual meeting must do so no later than April 30, 2005 in order to provide adequate time to duly consider the nominee and comply with our bylaws.

Meeting Attendance

        Each of our directors is expected to make a reasonable effort to attend all meetings of the Board and applicable committee meetings. Each of our directors is also encouraged to attend our annual meeting of stockholders. Three of our directors attended our 2003 annual meeting.

        The Board of Directors held seven meetings during the last fiscal year. We have three Committees of the Board, including the Audit Committee, Compensation Committee and Corporate Governance Committee. Each member will continue to serve on the listed committee through the 2004 Annual Meeting of Stockholders. Each director nominee attended more than 75% of the meetings of the Board and Committees of the Board of which they were members during fiscal 2004.

        The Audit Committee consists of Messrs. Eskra, Kreysar and Rocca. Mr. Rocca is the chair. The Audit Committee is responsible for providing oversight of the financial functions of the Company, including financial reporting and external auditing (including appointment of the independent registered public accounting firm), our program to address ethical business practices and our system of financial controls. The Audit Committee operates under a written charter. The Audit Committee met seven times during fiscal 2004. All current members of the Audit Committee are independent as defined in the Nasdaq rules and as set forth in Section 10A(m)(3) of the Securities and Exchange Act of 1934, as amended.

        The Compensation Committee consists of Messrs. Hubers and Hudson. Mr. Hubers is the chair. The Compensation Committee makes recommendations to the Board of Directors concerning executive compensation, stock option programs and administers our equity-based benefit plans. The Compensation Committee operates under a written charter. The Compensation Committee met six times during fiscal 2004.

        The Corporate Governance Committee consists of Messrs. Hubers and Hudson. Mr. Hudson is the chair. The Corporate Governance Committee is responsible for identifying and recommending individuals qualified to become members of the Board of Directors and to oversee our corporate governance. The Corporate Governance Committee operates under a written charter and administers our corporate governance guidelines. The Corporate Governance Committee met three times during fiscal 2004.

Compensation of Directors

        Our non-employee directors, each receive an annual director fee of $25,000, plus $1,000 for participating at each committee meeting or special meeting of the Board. In addition, the chair of the Audit Committee receives an annual fee of $12,000 and each of the chairs of the Compensation Committee and Corporate Governance Committee receive an annual fee of $10,000. Our directors also receive reimbursement of board-related expenses. We provide to each of our directors personal umbrella liability insurance coverage at an annual premium cost to us of approximately $2,670 per director. We also permit non-employee directors to participate in our 2001 and 1996 Stock Incentive Plans, as described below, to the extent authorized by the Board of Directors. The non-employee directors currently receive an initial stock option grant to purchase 40,000 shares of common stock when they are first elected or appointed to the Board and an annual stock option grant to purchase 10,000 shares, in each case at an exercise price equal to the fair market value of our common stock on the date of the grant, as determined by our Board of Directors. These stock options have a 10-year term and are immediately exercisable. The stock options granted to non-employee directors before fiscal 2003 remain exercisable after a person is no longer a director. With respect to stock options granted to non-employee directors after May 31, 2002, if a person is no longer a director (other than due to death, disability, retirement or other certain events), we may repurchase a portion of the shares previously issued upon exercise of those stock options. Our repurchase right generally expires in monthly increments of 1/48th of the shares, commencing one year after grant for new directors and approximately one month after grant for persons who have been a director for at least six months before the date of the grant.

COMPENSATION COMMITTEE REPORT

        This report of the Compensation Committee of our Board of Directors describes the actions of the Committee for the fiscal year ended May 31, 2004.

Overview and Philosophy

        The Compensation Committee of the Board of Directors is responsible for our executive compensation philosophy and major compensation policies. The Compensation Committee also is responsible for determining all aspects of the compensation paid to our chief executive officer and other executive officers that have significant revenue responsibilities and broad policy making authority. The Committee also administers our stock plans, except to the extent that such responsibilities have been retained by the Board or delegated to management. The Compensation Committee is comprised entirely of outside, independent directors.

        The primary objectives of our executive compensation program are to:

  •
  Provide compensation that will attract, retain and motivate a superior executive leadership team;

  •
  Motivate our executives to achieve important performance goals; and

  •
  Align the interests of our executive officers with those of our stockholders.

        Our executive compensation program is designed to align executive performance with the financial and strategic objectives of the Company, and to reward executive management for the successful performance of these objectives. Therefore, a significant portion of these employees' total compensation is performance-based.

        To assist in performing its duties and to enhance its objectivity and independence, the Committee may, from time to time, obtain advice and/or recommendations of an outside compensation consultant. In addition, the Compensation Committee may request independent compensation survey data and/or proxy information from other software and/or high tech companies for comparison purposes. Generally, our chief executive officer provides recommendations for compensation changes to the Compensation Committee for its review.

        The following discussion describes our approach to executive compensation. The Compensation Committee retains the right to consider factors other than those described below in setting executive compensation levels for individual officers.

Total Compensation Elements

Base Salary

        Base salaries are reviewed annually. In determining an executive's annual base salary, the Compensation Committee takes into account the executive's level of responsibility, experience and performance in relation to that of the Company and the appropriate market comparison group. Base salaries are generally targeted at the 50th percentile of executive base salaries for the appropriate market comparison group.

Incentive Compensation

        The incentive compensation for our executive officers is principally derived from our Executive Leadership Results Plan ("ELRP"). The ELRP is a cash-based incentive plan designed to reward the executive officers for performance based on the achievement of annual Company and/or vertical-specific performance goals. Generally, incentive compensation targets under the ELRP are designed, if all of the performance measures are achieved, to target the 75th percentile of total cash compensation for the appropriate market comparison group. The target incentive compensation amount is also determined by reviewing the executive's level of responsibility, experience and performance.

        At the beginning of fiscal 2004, the Compensation Committee approved the ELRP's measurement criteria for that fiscal year. The financial targets are based on Company performance goals established during the year.

Long-Term Incentives

        Executives are also eligible to receive grants under our stock incentive plans, which are administered by the Compensation Committee. In fiscal 2004, the Company granted stock options to executive officers and certain other employees under our stock incentive plans. Because of the direct relationship between the value of an option and the stock price, the Compensation Committee believes that stock options motivate executive officers to manage the Company in a manner that is consistent with stockholder interests. The stock options granted in fiscal 2004 generally vest and become fully exercisable over a four-year period, subject to acceleration upon certain events. However, the Board has authority to grant options with differing vesting periods. The principal subjective factors considered in granting stock options to executive officers of the Company include prior performance, level of responsibility, other compensation and the executive officer's ability to influence the Company's long-term growth and profitability.

Chief Executive Officer Compensation

        The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. Mr. Coughlan's annual base salary of $450,000 and ELRP annual target incentive compensation of $550,000 remained unchanged since fiscal 2002. During fiscal 2004, Mr. Coughlan received a stock option grant for the purchase of 500,000 shares of Company common stock at an exercise price of $6.25 per share, which was the fair market value of the Company's stock at the time of grant in June 2003. In fiscal 2004, Mr. Coughlan earned an incentive of $566,280 under the ELRP incentive plan.

Tax Deduction Limit

        Current U.S. tax law has a $1 million annual tax deduction limit on compensation a company pays to its chief executive officer and to each of its four other most highly compensated executive officers. The Company may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1 million or meets certain other "performance based" criteria which must be approved by the stockholders (as defined under the Internal Revenue Code and related regulations). To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible.

Compensation Committee:
David R. Hubers (Chair) Thomas G. Hudson

STOCK PERFORMANCE GRAPH

        The following graph shows a comparison of cumulative total stockholder returns for our common stock, the Nasdaq Stock Market Index (U.S. companies) and the Nasdaq Computer and Data Processing Stocks Index. The graph assumes the investment of $100 on December 7, 2001, the date of our initial public offering. The data regarding our common stock assumes an investment at the initial public offering price of $14.00 per share of our common stock. All values assume reinvestment of the full amount of all dividends and are calculated through May 31, 2004. The performance shown is not necessarily indicative of future performance.

Compensation Committee Interlocks and Insider Participation

        Messrs. Hubers and Hudson are not executive officers of any entities for which any executive officer of the Company serves as a director or a member of the compensation committee, nor have they ever been officers or employees of the Company.

Executive Compensation and Other Information

        The following table sets forth information regarding executive compensation earned during the last three fiscal years with respect to our chief executive officer and the other four most highly compensated executive officers for the fiscal year ended May 31, 2004.

Summary Compensation Table

Long-Term Compensation
Annual Compensation(1)
Name and Principal Position	Fiscal Year			Securities Underlying Options	All Other Compensation(3)
		Salary	Bonus(2)
John J. Coughlan President and Chief Executive Officer	2004 2003 2002	$450,000 450,000 450,000	$566,280 552,475 158,400	500,000 81,000 —	$2,625 2,625 2,250
Robert Barbieri Executive Vice President and Chief Financial Officer	2004 2003 2002	300,000 300,000 292,500	308,880 251,125 69,780	125,000 40,500 —	4,000 4,000 3,225
James F. DeSocio(4) Executive Vice President	2004 2003 2002	260,000 260,000 259,999	148,174 226,013 64,800	80,000 33,750 —	4,000 2,600 3,021
Dean J. Hager Executive Vice President	2004 2003 2002	260,000 260,000 250,000	219,049 226,013 60,480	80,000 33,750 —	4,000 4,000 5,674
Eric C. Morgan(5) Executive Vice President	2004 2003 2002	260,000 260,000 250,000	272,922 226,013 57,600	80,000 33,750 —	4,000 4,000 4,673

(1)
With respect to each of the named executive officers, the aggregate amount of perquisites and other personal benefits, securities or property received was less than either $50,000 or 10% of the total annual salary and bonus reported for such named executive officer.

(2)
Represents incentive payments earned under the Executive Leadership Results Plan with respect to performance during each respective fiscal year but paid in part following the end of each such respective fiscal year.

(3)
All other compensation consists of discretionary matching contributions to our 401(k) plan on behalf of each named executive officer.

(4)
Mr. DeSocio resigned as an executive officer on June 2, 2004.

(5)
Mr. Morgan resigned as an effective officer on September 10, 2004.

Stock Option Grants in Last Fiscal Year

        The following table sets forth the stock options granted to our named executive officers during the fiscal year ended May 31, 2004:

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Options Term
		Number of Securities Underlying Options Granted(#)	% of Total Options Granted to Employees in Fiscal Year
Name				Exercise Price ($/Share)	Expiration Date
	Grant Date					5%	10%
John J. Coughlan	06/24/03	500,000	12.4%	$6.25	06/24/13	$1,965,296	$4,980,445
Robert G. Barbieri	06/24/03	125,000	3.1	6.25	06/24/13	491,324	1,245,111
James F. DeSocio	06/24/03	80,000	2.0	6.25	06/24/13	314,447	796,871
Dean J. Hager	06/24/03	80,000	2.0	6.25	06/24/13	314,447	796,871
Eric C. Morgan	06/24/03	80,000	2.0	6.25	06/24/13	314,447	796,871

        The options shown in the above table were granted at an exercise price equal to the fair market value of our common stock on the date of grant (based on the previous day's closing price) and will expire 10 years from the date of grant, unless earlier terminated. Options granted to the named executive officers during fiscal 2004 vest monthly over four years from the grant date, subject to acceleration upon certain events. During fiscal 2004, we granted options to purchase a total of 4,028,368 shares of common stock to our employees.

        Potential realizable values are calculated by:

  •
  Multiplying the number of shares of common stock subject to a given option by the market price on the date of the grant;

  •
  Assuming that the amount derived from that calculation compounds at the annual 5% or 10% rates shown in the table for the entire ten-year term of the option; and

  •
  Subtracting from that result the total option exercise price.

        The 5% and 10% assumed annual rates of stock price appreciation are required by the rules of the Securities and Exchange Commission and do not reflect our estimate or projection of future common stock prices. As of May 31, 2004, the closing price of our common stock was $7.17 per share.

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth the number and value of options exercised by our named executive officers during the fiscal year ended May 31, 2004, as well as the number and value of securities underlying unexercised options held as of May 31, 2004.

Aggregated Option Exercises in Fiscal Year Ended May 31, 2004
and Fiscal Year-End Option Values

			Numbers of Shares Underlying Unexercised Options at Year-End		Value of Unexercised In-the Money Options at Year-End(1)
Name	Number of Shares Acquired	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
John J. Coughlan	288,109	$1,567,246	2,216,431	441,397	$10,389,660	$453,926
Robert G. Barbieri	230,242	1,270,193	582,378	595,632	2,572,815	2,396,041
James F. DeSocio	144,579	1,046,566	377,251	177,867	1,761,545	547,975
Dean J. Hager	76,491	491,623	393,834	195,589	1,713,301	607,352
Eric C. Morgan	68,272	407,559	374,776	198,672	1,692,012	650,396

(1)
The value of the unexercised options is determined by multiplying the number of shares underlying the options by the difference between the exercise price of the options and the fair market value of our common stock of $7.17 per share as of May 31, 2004.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER
EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

        The following table provides information as of May 31, 2004 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	A		B	C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders	19,478,018		$3.77	51,781,592	(1)
Equity Compensation Plans Not Approved by Stockholders	1,040,250	(2)	4.64	—

Total	20,518,268		3.81	51,781,592

(1)
Includes: (a) 5,070,725 shares remaining for future awards under the 1996 Stock Incentive Plan; (b) 27,940,907 shares remaining for future awards under the 2001 Stock Incentive Plan, provided that the total awards under that plan during any fiscal year may not exceed the lower of 5,000,000 shares or 5% of the outstanding common stock of the Company and (c) 18,769,960 shares remaining for future issuance under the 2001 Employee Stock Purchase Plan.

(2)
Includes 1,040,250 shares issuable upon exercise of a five-year warrant granted to a customer in July 2000.

Employment Agreements—Agreements with Certain Executives and Directors

        On February 15, 2001, we entered into separate employment agreements with John J. Coughlan and Robert G. Barbieri which establish the executives' compensation level and eligibility for salary increases, bonuses, benefits and option grants under our stock option plans. The agreements may be terminated either by us or the executive at any time, with or without cause. If we terminate the executive's employment without cause or if executive terminates his employment for good reason, as defined in the agreement, we are responsible for paying the executive severance benefits equal to 100% of his annual base salary and target incentive compensation at the time of termination and honoring obligations under certain benefit and option plans as provided in the agreement. The agreement also contains a provision restricting the executive's ability to compete with us for a period of one year following termination of employment under certain circumstances, if the severance benefits are paid.

        On August 11, 2003, we entered into separate change of control agreements with James F. DeSocio, Dean J. Hager and Eric C. Morgan, which provide a compensation and benefit arrangement in the event employment is terminated as a result of a change in control of the Company. The agreement provides a severance benefit equal to the executive's current annual base salary, outplacement service and payment of certain other benefits.

Item 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending May 31, 2005 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited our financial statements since 1995. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker "non-votes" are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Fees Paid to Independent Registered Public Accounting Firm

        The following is a summary of fees billed by PricewaterhouseCoopers LLP for audit and other professional services during the fiscal years ended May 31, 2004 and 2003:

	2004	2003
Audit Fees:
Consists of fees incurred for the audit of Lawson's consolidated financial statements for such year, review of Lawson's interim financial statements and acquisition matters.	$592,050	$411,364
Audit Related
Consists of fees incurred for audits of acquired companies and employee benefit plan audits.	72,594	437,631
Tax
Consists of fees incurred for tax advisory services, including compliance and planning	5,098	61,785
All Other:
Consists of fees incurred for a subscription to an accounting and reporting library.	1,400	1,400

Total All Fees:	$671,142	$912,180

        The Audit Committee, after a review and discussion with PricewaterhouseCoopers LLP of the preceding information, determined that the provision of these services was compatible with maintaining PricewaterhouseCoopers LLP's independence.

Audit Committee Pre-Approval policies and Procedures

        The Audit committee adopted pre-approval policies and procedures for audit and non-audit services in March 2003. Since the date of adoption, the Audit Committee has approved all of the services performed by PricewaterhouseCoopers LLP.

Recommendation

        The Board of Directors recommends that you vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2005. Proxies will be voted FOR the proposal unless otherwise specified.

AUDIT COMMITTEE REPORT

        This report of the Audit Committee of the Company's Board of Directors describes the actions of the Committee for the fiscal year ended May 31, 2004. This report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act and shall not be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that Lawson specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into such filing.

        The Audit Committee is responsible for retaining the Company's independent registered public accounting firm and approving the services they will perform. Pursuant to the charter adopted by the Board in 2002 and amended in June 2004, a copy of which appears at Appendix A to this proxy statement, the Audit Committee acts on behalf of the Board of Directors to oversee the Company's financial reporting processes and the adequacy of its internal controls. The Committee reviews financial and operating reports and disclosures, including the Company's reports filed on Forms 10-K and 10-Q. The Committee also reviews the performance of the Company's internal auditor and independent registered public accounting firm.

        Management is responsible for the reporting processes and the preparation and presentation of financial statements and the implementation and maintenance of internal controls. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of Lawson's audited financial statements to generally accepted accounting principles. The Committee members are not professional accountants or registered public accounting firm, and their functions are not intended to duplicate or to certify the activities of management or the independent registered public accounting firm, nor can the Committee certify that the independent registered public accounting firm is "independent" under applicable rules.

        In connection with the Company's consolidated financial statements for the fiscal year ended May 31, 2004, the Audit Committee has:

  •
  reviewed and discussed the audited financial statements and the fair and complete presentation of the Company's results with management and representatives of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm for fiscal 2004;

  •
  discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees);

  •
  received from PricewaterhouseCoopers LLP the disclosures regarding PricewaterhouseCoopers LLP's independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed the independence of PricewaterhouseCoopers LLP with representatives of PricewaterhouseCoopers LLP; and

  •
  considered whether PricewaterhouseCoopers LLP's provision of other non-audit services to the Company is compatible with the registered public accounting firm' independence, and pre-approved fees for audit and non-audit services.

        Based on the review and discussions referred to above, the Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2004 for filing with the Securities and Exchange Commission.

Audit Committee:
Michael A. Rocca (Chair) David J. Eskra Richard D. Kreysar

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

        Any stockholder wishing to have a proposal considered for submission at the 2005 Annual Meeting of Stockholders must submit the proposal in writing to the Secretary of the Company at the address indicated above in accordance with all applicable rules and regulations of the Securities and Exchange Commission no later than April 30, 2005.

        Under our Bylaws, a stockholder proposal not included in our proxy statement for the 2005 Annual Meeting of Stockholders is untimely and may not be presented in any manner at the 2005 Annual Meeting of Stockholders unless the Stockholder wishing to make the proposal follows the notice procedures set forth in our Bylaws, including delivering notice of the proposal in writing to the Secretary of the Company at the address indicated on the first page of this proxy statement not later than April 30, 2005.

ANNUAL REPORT TO STOCKHOLDERS

        Our Annual Report on Form 10-K for the fiscal year ended May 31, 2004 is being mailed with this proxy statement.

OTHER MATTERS

        Management does not intend to present any matters at the meeting other than those disclosed in this proxy statement, and we are not presently aware of any matter that may be presented at the meeting by others. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote on those matters in accordance with their best judgment.

By Order of the Board of Directors,

Bruce B. McPheeters, Secretary

Dated: September 20, 2004

APPENDIX A

Lawson Software, Inc.
Charter of the Audit Committee of the Board of Directors
June 17, 2004

I.     Audit Committee Purpose

        The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of the Company's financial statements, financial reporting processes and systems of internal controls regarding finance, accounting and legal compliance.

  •
  Select and appoint the Company's independent auditors, pre-approve all audit and non-audit services to be provided, consistent with all applicable laws, to the Company by the Company's independent auditors, and establish the fees and other compensation to be paid to the independent auditors.

  •
  Monitor the independence and performance of the Company's independent auditors and internal auditing function.

  •
  Establish procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submissions by the Company's employees, regarding accounting, internal controls or auditing matters, and provide an avenue of communication among the independent auditors, management, the internal auditing function and the Board of Directors.

        The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as officers and employees of the Company. The Committee has the authority to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties. The Company shall at all times make adequate provisions for the payment of all fees and other compensation, approved by the Committee, to the Company's independent auditors in connection with the issuance of its audit report, or to any consultants or experts employed by the Committee.

II.    Audit Committee Composition and Meetings

        The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Committee members shall meet the independence and experience requirements of the Securities and Exchange Commission and the Nasdaq National Market (as may be modified or supplemented). All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment to the Committee, and at least one member of the Committee shall have accounting or related financial management expertise and qualify as a "financial expert" in accordance with the requirements of the Securities and Exchange Commission and the Nasdaq National Market (as may be modified or supplemented). No member of the Committee shall have participated in the preparation of the Company's financial statements for the three fiscal years prior to their appointment to the Committee.

        Committee members shall be appointed by the Board. If a Committee Chair is not designated by the Board or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee shall meet privately in executive session at each meeting with management, the manager of internal auditing, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the independent auditors' review procedures.

III.  Audit Committee Responsibilities and Duties

  Review Procedures

  1.
  Review the Company's annual audited financial statements prior to filing or release. Review should include discussion with management and the independent auditors of significant issues regarding critical accounting estimates, accounting principles, practices and judgments, including, without limitation, a review with the independent auditors of any auditor report to the Committee required under rules of the Securities and Exchange Commission (as may be modified or supplemented). Review should also include review of the independence of the independent auditors (see item 8 below) and a discussion with the independent auditors of the conduct of their audit (see item 9 below). Based on such review determine whether to recommend to the Board that the annual audited financial statements be included in the Company's Annual Report filed under the rules of the Securities and Exchange Commission.

  2.
  In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses. Review any significant changes to the Company's auditing and accounting policies. Resolve disagreements, if any, between management and the independent auditors.

  3.
  Review with financial management and the independent auditors the Company's quarterly financial statements prior to filing or release. The Committee may designate a member of the Committee to represent the entire Committee for purposes of this review.

  4.
  Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and cause the Charter to be approved at least once every three years in accordance with the regulations of the Securities and Exchange Commission and the Nasdaq National Market (as may be modified or supplemented).

  Independent Auditors

  5.
  The Company's independent auditors are directly accountable to the Committee and the Board of Directors. The Committee shall review the independence and performance of the independent auditors, annually appoint the independent auditors and approve any discharge of auditors when circumstances warrant.

  6.
  Approve the fees and other significant compensation to be paid to the independent auditors.

  7.
  Approve the independent auditors' annual audit plan, including scope, staffing, locations and reliance upon management and internal audit department.

  8.
  On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. Such review should include receipt and review of a report from the independent auditors regarding their independence consistent with Independence Standards Board Standard I (as may be modified or supplemented). All engagements for non-audit services by the independent auditors must be approved by the Committee prior to the commencement of services. The Committee may designate a member of the Committee to represent the entire Committee for purposes of approval of non-audit services, subject to review by the full Committee at the next regularly scheduled meeting. The Company's independent auditors may not be engaged to perform prohibited activities under the Sarbanes-Oxley Act of 2002 or the rules of the Public Company Accounting Oversight Board or the Securities and Exchange Commission.

  9.
  Prior to filing or releasing annual financial statements, discuss the results of the audit with the independent auditors, including a discussion of the matters required to be communicated to audit committees in accordance with applicable accounting standards.

  10.
  Obtain from the independent auditors assurance that Section 10A of the Securities and Exchange Act has not been implicated.

  11.
  Consider the independent auditors' judgment about the quality and appropriateness of the Company's accounting principles and critical accounting estimates as applied in its financial reporting.

Internal Audit Function and Legal Compliance

  12.
  Review the budget, plan, changes in plan, activities, organization structure and qualifications of the Company's internal audit department, as needed.

  13.
  Approve the appointment, performance and replacement of the internal audit manager or approve the retention of, and engagement terms for, any third party provider of internal audit services.

  14.
  Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

  15.
  On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

  16.
  Annually prepare the report to shareholders as required by the roles of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  17.
  Review and approve all related-party transactions.

  18.
  Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

  19.
  Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which is the responsibility of management and the independent auditors. It is also the responsibility of management to assure compliance with laws and regulations and the Company's corporate policies with oversight by the Committee in the areas covered by this Charter.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE
					FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS		2.	PROPOSAL TO RATIFY AND APPROVE THE APPOINTMENT OF	☐	☐	☐
	FOR all nominees listed (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominee(s) below		PRICEWATERHOUSECOOPERS LLP as independent registered public accounting firm for the fiscal year ending May 31, 2005.
	☐	☐	3.	OTHER BUSINESS The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.
NOMINEES:	01 John J. Coughlan, 02 David J. Eskra, 03 David R. Hubers, 04 Thomas G. Hudson, 05 Richard D. Kreysar, 06 H. Richard Lawson and 07 Michael A. Rocca	IMPORTANT INFORMATION BELOW The Company requests your consideration to reduce printing and mailing costs.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)		Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature	Signature	Date

PLEASE SIGN exactly as name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
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if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/lwsn		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the internet at http://www.lawson.com/investor/financials

LAWSON SOFTWARE, INC.
ANNUAL MEETING OF STOCKHOLDERS OCTOBER 28, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement dated September 20, 2004, hereby appoints John J. Coughlan and Robert G. Barbieri as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated on the reverse side, all shares of Common Stock of Lawson Software, Inc. held of record by the undersigned on September 10, 2004, at the Annual Meeting of Stockholders to be held on October 28, 2004 at Touchstone Energy Place, Meeting Room 10, 175 West Kellogg Boulevard, St. Paul, Minnesota, at 10:00 a.m. and any adjournment or postponement thereof.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL NO. 1, AND FOR PROPOSAL NO. 2. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

(Continued on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

/\ FOLD AND DETACH HERE /\
Lawson Software, Inc. Annual Stockholders Meeting October 28, 2004, 10:00 a.m.

to be held at
Touchstone Energy Place, Meeting Room 10,
175 West Kellogg Boulevard, St. Paul, Minnesota 55102
Attend Lawson Software's Annual Stockholders Meeting online at www.lawson.com or in person.

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QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on October 28, 2004
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS October 28, 2004
SOLICITATION AND REVOCABILITY OF PROXY
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Item 1: ELECTION OF DIRECTORS
COMPENSATION COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
Aggregated Option Exercises in Fiscal Year Ended May 31, 2004 and Fiscal Year-End Option Values
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
Item 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING
ANNUAL REPORT TO STOCKHOLDERS
OTHER MATTERS
Lawson Software, Inc. Charter of the Audit Committee of the Board of Directors June 17, 2004